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                                                       Exhibit 10.2


                              SEVENTH AMENDMENT

                                     TO

                  SECOND AMENDED AND RESTATED CERTIFICATE

                    AND AGREEMENT OF LIMITED PARTNERSHIP

                                     OF

           INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP S.E.



          THIS SEVENTH AMENDMENT dated as of October 1, 1998 ("Effective Date") to that certain Second Amended and Restated Certificate and Agreement of Limited Partnership of Interstate General Properties Limited Partnership S.E., a Maryland limited partnership (the "Partnership"), dated December 31, 1986, as amended, is made by and among IGP Group Corp. ("IGP Group"), a Puerto Rico corporation and a General and Limited Partner of the Partnership, American Land Development US, Inc.("American Land"), a Delaware corporation and a Limited Partner of the Partnership, and American Housing Properties, L.P. ("American Housing"), a Delaware limited partnership and a Limited Partner of the Partnership (collectively the "Partners").

                            W I T N E S S E T H:

          WHEREAS, the Certificate and Agreement of Limited Partnership of Interstate Properties was filed on June 29, 1981, in the office of the Clerk of the Circuit Court of Charles County, Maryland; and

          WHEREAS, the foregoing Certificate and Agreement has been amended from time to time, most recently by that certain Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., dated as of December 31, 1986, as amended by that certain First Amendment to Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., effective January 1, 1987, that certain Second Amendment to Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., effective January 1, 1987, that certain Third Amendment to Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., effective February 11, 1988, that certain Fourth Amendment to Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., effective February 16, 1990, and that certain Fifth Amendment to Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., effective December 18, 1991, and that certain Sixth Amendment to Second Amended and Restated Certificate and Agreement of Interstate General Properties Limited Partnership S.E., effective April 1, 1998 (together the "Partnership Agreement"); and

          WHEREAS, James J. Wilson has withdrawn from the Partnership and will cease to be a General Partner of the Partnership as of the Effective Date;

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          WHEREAS, IGC desires to transfer and contribute to American Land a portion of its interest in the Partnership consisting of all of IGC's indirect interest in the LDA Nonrental Assets (as that term is hereinafter defined);

          WHEREAS, IGC desires to transfer and contribute to American Housing a portion of its interest in the Partnership consisting of all of IGC's indirect interest in the Identified U.S. Housing Partnerships (as that term is hereinafter defined); and

          WHEREAS, IGC desires to transfer and contribute to IGP Group the remaining portion of its interest in the Partnership consisting of all of IGC's interest in the Partnership other than its indirect interest in the LDA Nonrental Assets (as that term is hereinafter defined) and other than its indirect interest in the Identified U.S. Housing Partnerships (as that term is hereinafter defined) and withdraw from the Partnership;

          WHEREAS, the Partners desire to amend the Partnership Agreement to reflect the foregoing, to admit IGP Group as a General Partner, to admit American Land as a Limited Partner, to admit American Housing as a Limited Partner, to create a Class A Interest, a Class B Interest and a Class C Interest in the Partnership (as those terms are hereinafter defined), and for other purposes, and agree to enter into this Seventh Amendment to the Partnership Agreement;

          NOW, THEREFORE, in consideration of the foregoing, of the undertakings of the parties hereinafter set forth and good and valuable other consideration passing between the parties, receipt whereof is hereby acknowledged, effective as of the Effective Date:

          1. Article 1, relating to definitions, shall be amended as follows:

               (a) The following new terms shall have the following respective meanings:

               Class A Interest: All interests in the Partnership other than the Class B Interest and the Class C Interest.

               Class A Partner:  IGP Group.

               Class B Interest: An interest in the Partnership consisting solely of a 100 percent interest in the LDA Nonrental
          Distributions and the LDA Nonrental Items.

               Class B Partner:  American Land.

               Class C Interest: An interest in the Partnership consisting solely of a 100 percent interest in the Identified U.S. Housing Partnership Distributions and the Identified U.S. Housing Partnership Items.

               Class C Partner:  American Housing.

               Identified U.S. Housing Partnerships: Essex Apartment Associates L.P., a Virginia limited partnership, and Huntington Associates Limited Partnership, a Maryland limited partnership.


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               Identified U.S. Housing Partnership Distributions:  All cash or other property distributed by the Identified U.S. Housing Partnerships to the Partnership or received by the Partnership in exchange for its interest in the Identified U.S. Housing Partnerships.

               Identified U.S. Housing Partnership Items: All items of income, gain, loss, deduction, or credit allocated by the Identified U.S. Housing Partnerships to the Partnership or recognized by the Partnership on the sale or other disposition of its interest in the Identified U.S. Housing Partnership.

               LDA: Land Development Associates, S.E., a Puerto Rico partnership.

               LDA Nonrental Assets: The parcels of land owned by LDA that are identified in Exhibit C and any other assets owned by LDA that would be property of a type described in Treas. Reg.
          Section 1.367(a)-5T.

               LDA Nonrental Distributions: All cash or other property distributed by LDA to the Partnership with respect to the LDA Nonrental Assets or received by the Partnership in exchange for that portion of its LDA interest that is attributable to the LDA Nonrental Assets. The determination of whether, or to what extent, cash or other property is distributed with respect to, or is attributable to, the LDA Nonrental Assets under the preceding sentence shall be made by the General Partner.

               LDA Nonrental Items: All items of income, gain, loss, deduction, or credit allocated by LDA to the Partnership with respect to the LDA Nonrental Assets or recognized by the Partnership on the sale or other disposition of that portion of its LDA interest that is attributable to the LDA Nonrental Assets. The determination of whether, or to what extent, an item is allocated with respect to, or is attributable to, the LDA Nonrental Assets under the preceding sentence shall be made by the General Partner.

               (b) The definition of "Net Cash Flow" shall be amended by excluding therefrom all LDA Nonrental Distributions and identified U.S. Housing Partnership Distributions.

               (c) All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Partnership Agreement.

          2. James J. Wilson ceases to be a General Partner and withdraws from the Partnership as of the Effective Date.

          3. IGC transfers a portion of its interest in the Partnership consisting of the Class B Interest to American Land, and American Land is admitted as a Limited Partner of the Partnership and the Class B Partner with an initial Capital Account balance equal to that portion of IGC's Capital Account balance that is attributable to the Class B Interest.





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          4.   IGC transfers a portion of its interest in the Partnership consisting of the Class C Interest to American Housing, and American Housing is admitted as a Limited Partner of the Partnership and the Class C Partner with an initial Capital Account balance equal to that portion of IGC's Capital Account balance that is attributable to the Class C Interest.

          5. IGC transfers all of its remaining interest in the Partnership (other than the Class B and C Interests) to IGP Group, and IGP Group is admitted as a General Partner of the Partnership and the Class A Partner with an initial Capital Account balance equal to its Capital Account balance immediately prior to the Effective Date plus that portion of IGC's Capital Account balance other than that attributable to the Class B Interest and other than that attributable to the Class C Interest.

          6. IGC ceases to be a General Partner and withdraws from the Partnership as of the Effective Date.

          7. Article 8 of the Partnership Agreement is amended to reflect the following allocations and distributions:

               (a) Except as otherwise required under Code Section 704(c), LDA Nonrental Items shall be allocated solely to the Class B Partner, Identified U.S. Housing Partnership Items shall be allocated solely to the Class C Partner, and all other Partnership items (including Designated Entity Items, Service Business Items, and all other items of income, gain, loss, deduction, or credit other than the LDA Nonrental Items and other than the Identified U.S. Housing Partnership Items) shall be allocated solely to the Class A Partner.

               (b) All LDA Nonrental Distributions shall be distributed solely to the Class B Partner, all Identified U.S. Housing Partnership Distributions shall be distributed solely to the Class C Partner, and all other distributions of cash or other property (including Net Cash Flow, Designated Entity Distributions, and Service Business Distributions) shall be distributed solely to the Class A Partner.

          8. On or about August 1, 1997, IGC, American Community Properties Trust ("ACPT") and Banc One entered into a Master Loan Agreement and certain related agreements (the "Loan Agreements") whereby Banc One made available a certain credit facility to ACPT and IGC, and IGC granted certain security interests to Banc One. The Loan Agreements were modified on October 1, 1998 (the "Loan Agreement Modification"). The amendments made pursuant to this Seventh Amendment are expressly conditioned upon, and shall not be effective prior to, the Loan Agreement Modification.

          9. All other provisions of the Partnership Agreement except as amended hereby shall continue in full force and effect. If there are any conflicts between the terms of the Partnership Agreement and this Seventh Amendment, than and in such event this Seventh Amendment shall control.

          10. Each Partner hereby consents to the transactions described above, agrees to continue the business of the Partnership, and agrees to be subject to and bound by the Partnership Agreement, as amended by this Seventh Amendment.

          11. This Seventh Amendment may be executed in any number of counterparts, all of which together shall constitute a single instrument.


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          IN WITNESS HEREOF, the parties hereto have executed this Seventh
Amendment to the Partnership Agreement as of the date first written above.


                         GENERAL PARTNER AND CLASS A PARTNER:

                         IGP Group Corp.

                         By:   /s/ Francisco Arrivi
                              -----------------------------
                         Name:  Francisco Arrivi
                         Title: President


                         LIMITED PARTNER AND CLASS B PARTNER:

                         American Land Development US, Inc.

                         By:  /s/ J. Michael Wilson
                              -------------------------------
                         Name:  J. Michael Wilson
                         Title: President

                         LIMITED PARTNER AND CLASS C PARTNER:

                         American Housing Properties, L.P.

                         By:  /s/ Paul Resnik
                              ------------------------------
                         Name:  Paul Resnik
                         Title: Vice President

                         WITHDRAWAL OF JAMES J. WILSON
                         FROM PARTNERSHIP

                         /s/ James J. Wilson
                         ----------------------------------
                         James J. Wilson

                         WITHDRAWAL OF IGC FROM PARTNERSHIP

                         Interstate General Company L.P.
                         By: Interstate General Management Corporation Managing General Partner

                              By:    /s/ Edwin L. Kelly
                                   -------------------------------------
                              Name:  Edwin L. Kelly
                              Title: President










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                                  Exhibit C

                            LDA Nonrental Assets


Parque Escorial
Carolina, Puerto Rico


                   Parcel                              Acres
                   ------                              -----

                    III-1                               3.38
                    III-2                               3.42
                    III-3                               3.42
                    III-4/5                             5.06
                    III-6                               3.96
                    III-7                               3.96
                    III-8                               5.93
                    Q1/Q5                             133.75
                    Q6/Q7                                .44
                                                      ------
                    Total                             163.30